Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,420.41
Total Transaction Valuation	75,455,544.30
Total Offset Amount	8,189.15
Net Fee	$ 2,231.26